Other Identifiable Intangible Assets	3 Months Ended
Mar. 31, 2015
Other Identifiable Intangible Assets [Abstract]
Other Identifiable Intangible Assets

Note 10. Other Identifiable Intangible Assets

On November 29, 2012, the Company acquired certain software rights and personnel of a prepaid program manager in Europe for approximately $1.8 million to establish a European prepaid card presence.  The Company allocated the majority of the $1.8 acquisition cost to software used for its fraud monitoring and other utilities for its prepaid card business, with related services provided by its European data processing subsidiary.  The software is being amortized over eight years.  Amortization expense is $217,000 per year ($1.1 million over the next five years).  The gross carrying amount of the software is $1.8 million and as of March 31, 2015 the accumulated amortization was $639,000.

The Company accounts for its customer list in accordance with ASC 350, Intangibles—Goodwill and Other. The acquisition of the Stored Value Solutions division of Marshall Bank First in 2007 resulted in a customer list intangible of $12.0 million which is being amortized over a 12 year period. Amortization expense is $1.0 million per year ($4.7 million over the next five years).  The gross carrying amount of the customer list intangible is $12.0 million and as of March 31, 2015 the accumulated amortization was $7.3 million.  For both 2015 and 2014, amortization expense for the first quarter was $250,000.